SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 29, 2005
SIMMONS BEDDING COMPANY

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-113861	13-3875743

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800, Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 29, 2005, Simmons Bedding Company (the “Company” or “Issuer”) entered into the First Supplemental Indenture (“First Supplemental Indenture”) to the Indenture dated December 19, 2003, among the Company and the guarantors thereunder (the “Guarantors”). The purpose of the First Supplemental Indenture was to cause Simmons Company to become a Guarantor in accordance with the terms of the Indenture. The First Supplemental Indenture is filed with this report as Exhibit 10.1 and its contents are incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1	First Supplemental Indenture, dated December 29, 2005, among Simmons Bedding Company, Simmons Company, and the guarantors thereunder.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS BEDDING COMPANY
By:	/s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date: January 3, 2006
EXHIBIT INDEX

Exhibit
Number	Exhibit Name
10.1	First Supplemental Indenture, dated December 29, 2005, among Simmons Bedding Company, Simmons Company, and the guarantors thereunder.